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                                                                    EXHIBIT 10.1

                     SECOND AMENDMENT TO CREDIT AGREEMENT

To Each of the Banks Signatory Hereto
Ladies and Gentlemen:

     Reference is hereby made to that certain Credit Agreement dated as of October 8, 1996 (the Credit Agreement, as the same has been amended prior to the date hereof, being referred to herein as the "Credit Agreement"), between the undersigned, Morrison Knudsen Corporation, a Delaware corporation (the "Company"), Bank of Montreal, as agent for the Banks (the "Agent"), and you (the "Banks"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     The Company has requested that the Banks extend the Termination Date of the Credit Agreement and make certain other amendments to the Credit Agreement, and the Banks are willing to do so on the terms and conditions set forth in this agreement (herein, the "Amendment").

1.   Amendments.
     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

            (a) The definition of "Termination Date" appearing in Section 1.1 of the Credit Agreement shall be amended and restated to read as follows:

            "Termination Date" shall mean October 8, 2002, or such later date to which the same may be extended pursuant to Section 11.17 hereof, or such earlier date on which the Commitments are terminated in whole pursuant to Section 4.5 or Section 9 hereof.

            (b) Section 1.1 of the Credit Agreement shall be amended to add a new definition which shall read as follows:

            "Co-Agent" shall mean Bank of America National Trust and Savings Association, and its successors as co-agent hereunder.

            (c) Section 10 of the Credit Agreement shall be amended to include a new Section 10.6 which shall read as follows:

            "Section 10.6. Co-Agent. Each Bank acknowledges Bank of America National Trust and Savings Association has been appointed Co-Agent under this Agreement; provided, however, that the Co-Agent shall not have any right, power, obligation or duty
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            under the Credit Agreement or any other Loan Document other than those applicable to it as a Bank.

            (d) The Credit Agreement shall be further amended by restating Exhibit A thereto with the form of Exhibit A attached hereto.

2.   Conditions Precedent.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

            (a) The Company, the Agent and the Banks shall have executed and delivered this Amendment.

            (b) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Banks and their counsel.

            (c) Each Material Subsidiary shall have executed and delivered to the Banks its consent to this Amendment in the form set forth below.

3.   Representations.

     In order to induce the Banks to execute and deliver this Amendment, the Company hereby represents to the Banks that as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.4 shall be deemed to refer to the most recent financial statements of the Company delivered to the Banks) and the Company is in full compliance with all of the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

4.   Miscellaneous.

     (a) Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

       (b) The Company agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

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       (c) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

     Dated as of October   6  , 1997.
                         -----

                                       MORRISON KNUDSEN CORPORATION

                                       By   /s/
                                         ------------------------------

                                       Its
                                          -----------------------------

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Accepted and agreed to as of the date and year last above written.

BANK OF MONTREAL, INDIVIDUALLY             THE FUJI BANK, LIMITED
  AND AS AGENT

By    /s/                                       By   /s/
   --------------------                           -----------------------
  Its                                             Its
      -------------------                            ----------------------

BANK OF AMERICA NATIONAL TRUST             CAISSE NATIONALE DE CREDIT AGRICOLE
  AND SAVINGS ASSOCIATION,
  INDIVIDUALLY AND AS CO-AGENT

By    /s/                                       By   /s/
   --------------------                           -----------------------
  Its                                             Its
      -------------------                            ----------------------

SOCIETE GENERALE, ACTING THROUGH           TORONTO DOMINION (TEXAS), INC.
  ITS LOS ANGELES BRANCH

By    /s/                                       By   /s/
   --------------------                           -----------------------
  Its                                             Its
      -------------------                            ----------------------

THE SAKURA BANK, LIMITED,                  BANCA CRT, SPA
  SAN FRANCISCO AGENCY

By    /s/                                       By   /s/
   --------------------                           -----------------------
  Its                                             Its
      -------------------                            ----------------------

UNION BANK OF CALIFORNIA, N.A.

By    /s/
   --------------------
  Its
      -------------------

THE SUMITOMO BANK, LIMITED.,
  ACTING THROUGH ITS LOS ANGELES
  BRANCH

By    /s/
   --------------------
  Its
      -------------------

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                                  EXHIBIT A
                             AGGREGATE COMMITMENTS

             BANK                                   COMMITMENT
             ----                                   ----------

Bank of Montreal                                             $ 40,000,000

Bank of America National Trust and Savings                   $ 50,000,000
 Association

The Sakura Bank, Limited, San Francisco Agency.              $ 20,000,000

Societe Generale                                             $ 20,000,000

Caisse Nationale de Credit Agricole                          $ 15,000,000

Toronto Dominion (Texas), Inc.                               $ 15,000,000

Banca CRT, SpA                                               $ 10,000,000

The Fuji Bank, Limited                                       $ 10,000,000

The Sumitomo Bank, Limited                                   $ 10,000,000

Union Bank of California, N.A.                               $ 10,000,000
                                                             ------------

                                                             $200,000,000
                                                             ============